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                                                                Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3, File No. 333-70045, and Form S-8, File No. 333-04676, and Form S-8, File No. 333-25701.



                                              ARTHUR ANDERSEN LLP


San Francisco, California
March 27, 2000